Exhibit 10.1

EXECUTION VERSION

LOAN MODIFICATION AGREEMENT dated as of August 22, 2012 (this “Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the Subsidiary Guarantors listed on the signature pages hereto, the Accepting Lenders (as defined below) and CREDIT SUISSE AG (“CS”), as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010, and February 2, 2012 and as amended as of August 3, 2012 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, the Subsidiaries of the Borrower party thereto, the Lenders party thereto and CS, as Administrative Agent and as Collateral Agent.

Pursuant to Section 2.25(a) of the Credit Agreement, the Borrower made, by written notice to the Administrative Agent and each Non-Extended Funded Term Loan Lender, a Loan Modification Offer to all of the Non-Extended Funded Term Loan Lenders to make certain Permitted Amendments as described herein and therein.

The Lenders party hereto (the “Accepting Lenders”) are willing to agree to such Permitted Amendments as of the Loan Modification Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. (a) Capitalized terms used but not otherwise defined herein (including the Preliminary Statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be a “Loan Document” and a “Loan Modification Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

(b) The Non-Extended Term Loans outstanding immediately prior to the Loan Modification Effective Date are referred to herein as “Existing Non-Extended Term Loans”.

SECTION 2. Loan Modifications. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, as of the Loan Modification Effective Date, each Accepting Lender agrees that (i) 100% of its Existing Non-Extended Term Loans or (ii) such lesser principal amount of its Existing Non-Extended Term Loans as may be specified by such Accepting Lender on its executed counterpart of this Agreement will be converted into Extended Term Loans (as defined in the Credit Agreement) of like outstanding principal amount, provided that, in the event that the aggregate principal amount of the Existing Non-Extended Term Loans which Accepting Lenders agree to convert into Extended Term Loans in accordance with the foregoing clause (i) or (ii) (such Existing Non-Extended Term Loans being referred to herein as the “Designated Existing Non-Extended Term Loans”) is greater than $300,000,000, the Borrower may (but shall not be obligated to) elect, by written notice to the Administrative Agent, to cause less than all (but not less than $300,000,000 aggregate principal amount) of the Designated Existing Non-Extended Term Loans to become Extended Term Loans, such allocation to be made on a pro rata basis among the Accepting Lenders, such that the same proportion of each Accepting Lender’s Designated Existing Non-Extended Term Loans is so converted into Extended Term Loans (such election, a “Pro Rata Allocation Election”).

(b) The Existing Non-Extended Term Loans of any Lender that are not converted into Extended Term Loans shall, following the Loan Modification Effective Date, continue to be in effect and outstanding under the Credit Agreement, on the terms and conditions set forth therein, as “Non-Extended Funded Term Loans”.

(c) The parties hereto hereby agree that (i) the Administrative Agent, in consultation with the Borrower and the Accepting Lenders, is authorized to take such actions as are necessary to ensure that the Existing Non-Extended Term Loans converted into Extended Term Loans pursuant to this Agreement are included within the Borrowings of Extended Term Loans outstanding on the Loan Modification Effective Date on a ratable basis (calculated by reference to the aggregate principal amount of the Borrowings of Extended Term Loans outstanding on the Loan Modification Effective Date) and (ii) no breakage or similar costs will accrue solely as a result of the transactions contemplated by this Section 2.

(d) The terms and conditions of the Non-Extended Term Loans extended pursuant to this Agreement shall be identical to those of the Extended Term Loans as set forth in the Credit Agreement; provided that, beginning with the Extended Term Loan Repayment Date falling on the last Business Day of September 2012, for purposes of calculating the amount of the repayment due with respect to Extended Term Loans on each Extended Term Loan Repayment Date pursuant to Section 2.11(a)(iii) of the Credit Agreement, the aggregate principal amount of all Extended Term Loans outstanding on the First Restatement Effective Date shall include both the aggregate principal amount of the Non-Extended Term Loans that were converted to Extended Term Loans on the Second Restatement Effective Date and the aggregate principal amount of the Non-Extended Term Loans converted to Extended Term Loans on the Loan Modification Effective Date pursuant to this Agreement, in each case as if such Non-Extended Term Loans had been converted to Extended Term Loans on the First Restatement Effective Date.

SECTION 3. Representations and Warranties. Each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each other party hereto that:

(a) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Loan Modification Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Loan Modification Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Agreement. The Guarantees created under such Security Documents will continue to guarantee the Obligations (as the Obligations are modified hereunder) to the same extent as they guaranteed the Obligations immediately prior to the Loan Modification Effective Date. The Liens created under such Security Documents will continue to secure the Obligations (as the Obligations are modified hereunder), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Loan Modification Effective Date.

SECTION 4. Effectiveness. This Agreement shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Loan Modification Effective Date”):

(a) The Administrative Agent shall have received counterparts hereof duly executed and delivered by Parent, the Borrower, each Subsidiary Guarantor and each Accepting Lender.

(b) The Administrative Agent shall have received a favorable written opinion of Kirkland & Ellis LLP, counsel for Parent and the Borrower, substantially to the effect set forth on Exhibit A-1.

(c) The Administrative Agent shall have received (i) a certificate as to the good standing of the Parent and the Borrower as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the Secretary or Assistant Secretary of the Parent and the Borrower dated the Loan Modification Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) and (2) the certificate or articles of incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of such Loan Party as in effect on the Loan Modification Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since any delivery thereof to the Administrative Agent on or subsequent to the Closing Date certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent thereof) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent may reasonably request.

(d) The Administrative Agent shall have received a certificate, dated the Loan Modification Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement.

(e) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Loan Modification Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(f) The Security Documents shall be in full force and effect on the Loan Modification Effective Date, and the Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document.

(g) The Administrative Agent shall have received payment from the Borrower, for the account of each Accepting Lender, a fee in an amount equal to 2.10% of the aggregate principal amount of such Accepting Lender’s Existing Non-Extended Term Loans that are converted into Extended Term Loans on the Loan Modification Effective Date. Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

The Administrative Agent shall notify the parties hereto of the Loan Modification Effective Date and such notice shall be conclusive and binding.

SECTION 5. Reaffirmation; Further Assurances. (a) Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the

Secured Parties. Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

(b) Within 90 days after the Loan Modification Effective Date (or such later date as the Administrative Agent in its sole discretion may permit) the Borrower shall deliver, with respect to each Mortgage encumbering a Mortgaged Property, either (x) an amendment thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations under the Credit Agreement encumbers such Mortgaged Property and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, and opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment, or (y) opinions or other written confirmations from local counsel reasonably acceptable to the Administrative Agent stating, to the reasonably satisfaction of the Administrative Agent, that no such Mortgage Amendment is required with respect to a Mortgaged Property, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent on the First Restatement Effective Date, except for those changes necessary to reflect the transactions contemplated hereby, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.

SECTION 6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Agreement), including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 7. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement.

SECTION 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 9. Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON

CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ W. Larry Cash
Name: W. Larry Cash
Title: Executive Vice President and Chief Financial Officer

COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ W. Larry Cash
Name: W. Larry Cash
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, by
/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

by
/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Abilene Hospital LLC
Abilene Merger LLC
Affinity Health Systems, LLC
Affinity Hospital, LLC
Anna Hospital Corporation
Berwick Hospital Company, LLC
Big Bend Hospital Corporation
Big Spring Hospital Corporation
Birmingham Holdings II, LLC
Birmingham Holdings, LLC
Blue Island Hospital Company, LLC
Blue Island Illinois Holdings, LLC
Bluefield Holdings, LLC
Bluefield Hospital Company, LLC
Bluffton Health System, LLC
Brownsville Hospital Corporation
Brownwood Medical Center, LLC
Bullhead City Hospital Corporation
Bullhead City Hospital Investment Corporation
Carlsbad Medical Center, LLC
Centre Hospital Corporation
CHHS Holdings, LLC
CHS Kentucky Holdings, LLC
CHS Pennsylvania Holdings, LLC
CHS Virginia Holdings, LLC
CHS Washington Holdings, LLC
Clarksville Holdings, LLC
Cleveland Hospital Corporation
Cleveland Tennessee Hospital Company, LLC
Clinton Hospital Corporation
Coatesville Hospital Corporation
College Station Medical Center, LLC
College Station Merger, LLC
Community GP Corp.
Community Health Investment Company, LLC
Community LP Corp.

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CP Hospital GP, LLC
CPLP, LLC
Crestwood Hospital LP, LLC
Crestwood Hospital, LLC
CSMC, LLC
CSRA Holdings, LLC
Deaconess Holdings, LLC
Deaconess Hospital Holdings, LLC
Deming Hospital Corporation
Desert Hospital Holdings, LLC
Detar Hospital, LLC
DHFW Holdings, LLC
DHSC, LLC
Dukes Health System, LLC
Dyersburg Hospital Corporation
Emporia Hospital Corporation
Evanston Hospital Corporation
Fallbrook Hospital Corporation
Foley Hospital Corporation
Forrest City Arkansas Hospital Company, LLC
Forrest City Hospital Corporation
Fort Payne Hospital Corporation
Frankfort Health Partner, Inc.
Franklin Hospital Corporation
Gadsden Regional Medical Center, LLC
Galesburg Hospital Corporation
Granbury Hospital Corporation
Granite City Hospital Corporation
Granite City Illinois Hospital Company, LLC
Greenville Hospital Corporation
GRMC Holdings, LLC
Hallmark Healthcare Company, LLC
Hobbs Medco, LLC
Hospital of Barstow, Inc.
Hospital of Fulton, Inc.
Hospital of Louisa, Inc.
Hospital of Morristown, Inc.

By:	/s/ James W. Doucette

Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Jackson Hospital Corporation
Jackson Hospital Corporation
Jourdanton Hospital Corporation
Kay County Hospital Corporation
Kay County Oklahoma Hospital Company, LLC
Kirksville Hospital Company, LLC
Lakeway Hospital Corporation
Lancaster Hospital Corporation
Las Cruces Medical Center, LLC
Lea Regional Hospital, LLC
Lexington Hospital Corporation
Longview Clinic Operations Company, LLC
Longview Merger, LLC
LRH, LLC
Lutheran Health Network of Indiana, LLC
Marion Hospital Corporation
Martin Hospital Corporation
Massillon Health Community System, LLC
Massillon Health System, LLC
Massillon Holdings, LLC
McKenzie Tennessee Hospital Company, LLC
McNairy Hospital Corporation
MCSA, L.L.C.
Medical Center of Brownwood, LLC
Merger Legacy Holdings, LLC
MMC of Nevada, LLC
Moberly Hospital Company, LLC
MWMC Holdings, LLC
Naticoke Hospital Company, LLC
National Healthcare of Leesville, Inc.
National Healthcare of Mt. Vernon, Inc.
National Healthcare of Newport, Inc.
Navarro Regional, LLC
NC-DSH, LLC

By:	/s/ James W. Doucette

Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Northampton Hospital Company, LLC
Northwest Hospital, LLC
NOV Holdings, LLC
NRH, LLC
Oak Hill Hospital Corporation
Oro Valley Hospital, LLC
Palmer-Wasilla Health System, LLC
Payson Hospital Corporation
Peckville Hospital Company, LLC
Pennsylvania Hospital Company, LLC
Phillips Hospital Corporation
Phoenixville Hospital Company, LLC
Pottstown Hospital Company, LLC
QHG Georgia Holdings II, LLC
QHG Georgia Holdings, Inc.
QHG of Bluffton Company, LLC
QHG of Clinton County, Inc.
QHG of Enterprise, Inc.
QHG of Forrest County, Inc.
QHG of Fort Wayne Company, LLC
QHG of Hattiesburg, Inc.
QHG of Massillon, Inc.
QHG of South Carolina, Inc.
QHG of Spartanburg, Inc.
QHG of Springdale, Inc.
QHG of Warsaw Company, LLC
Quorum Health Resources, LLC
Red Bud Hospital Corporation
Red Bud Illinois Hospital Company, LLC
Regional Hospital of Longview, LLC
River Region Medical Corporation
Roswell Hospital Corporation
Ruston Hospital Corporation
Ruston Louisiana Hospital Company, LLC
SACMC, LLC
Salem Hospital Corporation
San Angelo Community Medical Center, LLC

By:	/s/ James W. Doucette

Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

San Angelo Medical, LLC
San Miguel Hospital Corporation
Scranton Holdings, LLC
Scranton Hospital Company, LLC
Scranton Quincy Holdings, LLC
Scranton Quincy Hospital Company, LLC
Shelbyville Hospital Corporation
Siloam Springs Arkansas Hospital Company, LLC
Siloam Springs Holdings, LLC
Southern Texas Medical Center, LLC
Spokane Valley Washington Hospital Company, LLC
Spokane Washington Hospital Company, LLC
Tennyson Holdings, LLC
Tomball Texas Holdings, LLC
Tomball Texas Hospital Company, LLC
Tooele Hospital Corporation
Triad Health Care Corporation
Triad Holdings III, LLC
Triad Holdings IV, LLC
Triad Holdings V, LLC
Triad Nevada Holdings, LLC
Triad of Alabama, LLC
Triad of Oregon, LLC
Triad-ARMC, LLC
Triad-El Dorado, Inc.
Triad-Navarro Regional Hospital Subsidiary, LLC
Tunhannock Hospital Company, LLC
VHC Medical, LLC
Vicksburg Healthcare, LLC
Victoria Hospital, LLC
Virginia Hospital Company, LLC
Warren Ohio Hospital Company, LLC
Warren Ohio Rehab Hospital Company, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Watsonville Hospital Corporation
Waukegan Hospital Corporation
Waukegan Illinois Hospital Company, LLC
Weatherford Hospital Corporation
Weatherford Texas Hospital Company, LLC
Webb Hospital Corporation
Webb Hospital Holdings, LLC
Wesley Health System, LLC
West Grove Hospital Company, LLC
WHMC, LLC
Wilkes-Barre Behavioral Hospital Company, LLC
Wilkes-Barre Holdings, LLC
Wilkes-Barre Hospital Company, LLC
Williamston Hospital Corporation
Women & Children’s Hospital, LLC
Woodland Heights Medical Center, LLC
Woodward Health System, LLC
Youngstown Ohio Hospital Company, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

Brownwood Hospital, L.P. By: Brownwood Medical Center, LLC Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

College Station Hospital, L.P. By: College Station Medical Center, LLC Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

Longview Medical Center, L.P. By: Regional Hospital of Longview, LLC Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

Navarro Hospital, L.P. By: Navarro Regional, LLC Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

QHG Georgia, LP By: QHG Georgia Holdings II, LLC Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

Victoria of Texas, L.P. By: Detar Hospital, LLC Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

LENDER SIGNATURE PAGE TO

LOAN MODIFICATION AGREEMENT

TO CREDIT AGREEMENT OF

CHS/COMMUNITY HEALTH SYSTEMS, INC.

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

EXHIBIT A-1

Form of Kirkland & Ellis LLP Opinion